Exhibit 20.1

CNH Wholesale Master Note Trust
Wholesale Asset Backed Notes, Series 2003-2
Monthly Servicing Report

Collection Period	34
Settlement Period Begin Date	7/1/2006
Settlement Period End Date	7/31/2006
Distribution Date	8/15/2006

	End Of Period	Beginning Of Period
Portfolio Information

1. Balances
Pool Balance	2,803,499,091.51	2,818,540,122.92
Adjusted Pool Balance	2,761,446,605.14	2,776,262,021.08
Required Pool Balance	2,760,770,536.10	2,699,958,173.34

Trust Available Subordinated Amount	299,770,536.10	269,333,333.34
Required Subordinated Amount	299,770,536.10	269,333,333.34
Incremental Subordinated Amount	47,500,536.10	48,062,524.41
Transferor Amount	429,055,532.14	782,960,318.11

2. Portfolio Composition
Top 3 dealers
0-90 days past due (0 = current)	289,346,488.93	293,031,280.63
91+ day past due receivable balance	0.00	10,095.00
Total	289,346,488.93	293,041,375.63
Rest of the dealers
0-90 days past due (0 = current)	137,857,314.68	130,445,042.21
91+ day past due receivable balance	11,127.37	514.93
Total	137,868,442.05	130,445,557.14
Used Equipment
0-90 days past due (0 = current)	370,342,130.15	373,620,956.18
91+ day past due receivable balance	3,271,490.41	3,290,415.86
Total	373,613,620.56	376,911,372.04
Rental Equipment
0-90 days past due (0 = current)	418,266,935.11	395,710,989.36
91+ day past due receivable balance	246,212.34	187,219.68
Total	418,513,147.45	395,898,209.04

3. Overconcentrations
Dealer Overconcentration Amount due to 2.25% limit on top 3 dealers	127,132,546.80	129,694,714.20
Dealer Overconcentration Amount due to 2.00% limit on the rest of the dealers	0.00	0.00
Used Equipment Overconcentration Amount (40% limit)	0.00	0.00
Rental Overconcentration Amount due to 12% limit on rental receivables	82,093,256.47	57,673,394.29

4. Ineligible Receivables
Ineligible Receivables (excluding Overconcentration amounts)	0.00	0.00
Aggregate Amount of Ineligible Receivables re-assigned to the transferor	0.00	0.00

Current Month Activity

1.Trust Principal Receivables
Aggregate Principal Collections	360,251,016.24
New Principal Receivables	357,815,139.94
Receivables Added for Additional Accounts	2,915,841.51
Net Loss	0.00
Monthly Dilution Amount	32,391,073.00
Principal Recoveries	0.00

2. Principal Collections
Aggregate Principal Collections	360,251,016.24
Reallocated Yield Amount	5,403,765.24
Series Allocable Principal Collections	354,847,251.00
Principal Allocation Percentage of Series Allocable Principal Collections	92.73%

3. Non-principal Collections
Interest Collections	23,544,224.45
Reallocated Yield Amount	5,403,765.24
Series Allocable Interest Collections	28,947,989.69
Floating Allocation Percentage of Series Allocable Interest Collections	79.00%

4. Investment Proceeds
Collection Account Investment Earnings	9,941.79
Reserve Account Investment Earnings	196,361.81
Principal Funding Account Investment Earnings	1,117,703.21
Interest Funding Account Investment Earnings	48,321.80
Excess Funding Account Investment Earnings	0.00
Aggregate Investment Proceeds	1,372,328.61

5. Miscellaneous Payments to the issuer
Adjustment Payment	0.00
Transferor Deposit Amount	0.00

Portfolio Performance

1. Portfolio Aging
Current	2,771,938,287.48
1-30 days past due	10,095,794.61
31-60 days past due	13,413,205.91
61-90 days past due	1,271,978.01
91-120 days past due	728,063.37
120+ days past due	6,051,762.13
Total	2,803,499,091.51

2. Sold Out of Trust
0-90 days past due (0 = current)	2,743,152.36
91+ day past due receivable balance	0.00
Total	2,743,152.36

CNH Wholesale Master Note Trust
Wholesale Asset Backed Notes, Series 2005-1
Monthly Servicing Report

Collection Period	34
Settlement Period Begin Date	7/1/2006
Settlement Period End Date	7/31/2006
Distribution Date	8/15/2006

	End Of Period	Beginning Of Period
Portfolio Information

1. Balances
Pool Balance	2,803,499,091.51	2,818,540,122.92
Adjusted Pool Balance	2,761,446,605.14	2,776,262,021.08
Required Pool Balance	2,760,770,536.10	2,699,958,173.34

Trust Available Subordinated Amount	299,770,536.10	269,333,333.34
Required Subordinated Amount	299,770,536.10	269,333,333.34
Incremental Subordinated Amount	47,500,536.10	48,062,524.41
Transferor Amount	429,055,532.14	782,960,318.11

2. Portfolio Composition
Top dealer
0-90 days past due (0 = current)	172,440,308.29	179,330,036.89
91+ day past due receivable balance	0.00	0.00
Total	172,440,308.29	179,330,036.89
Next 2 dealers
0-90 days past due (0 = current)	116,906,180.64	113,701,243.74
91+ day past due receivable balance	0.00	0.00
Total	116,906,180.64	113,701,243.74
Rest of the dealers
0-90 days past due (0 = current)	137,857,314.68	130,445,042.21
91+ day past due receivable balance	11,127.37	514.93
Total	137,868,442.05	130,445,557.14
Used Equipment
0-90 days past due (0 = current)	370,342,130.15	373,620,956.18
91+ day past due receivable balance	3,271,490.41	3,290,415.86
Total	373,613,620.56	376,911,372.04
Rental Equipment
0-90 days past due (0 = current)	418,266,935.11	395,710,989.36
91+ day past due receivable balance	246,212.34	187,219.68
Total	418,513,147.45	395,898,209.04

3. Overconcentrations
Dealer Overconcentration Amount due to 4.5% limit on the top dealer	46,282,849.17	52,495,731.36
Dealer Overconcentration Amount due to 2.25% limit on the following 2 dealers	17,770,968.07	13,781,830.07
Dealer Overconcentration Amount due to 2.00% limit on the rest of the dealers	0.00	0.00
Used Equipment Overconcentration Amount (30% limit)	0.00	0.00
Rental Overconcentration Amount due to 15% limit on rental receivables	0.00	0.00

4. Ineligible Receivables
Ineligible Receivables (excluding Overconcentration amounts)	0.00	0.00
Aggregate Amount of Ineligible Receivables re-assigned to the transferor	0.00	0.00

Current Month Activity

1. Trust Principal Receivables
Aggregate Principal Collections	360,251,016.24
New Principal Receivables	357,815,139.94
Receivables Added for Additional Accounts	2,915,841.51
Net Loss	0.00
Monthly Dilution Amount	32,391,073.00
Principal Recoveries	0.00

2. Principal Collections
Aggregate Principal Collections	360,251,016.24
Reallocated Yield Amount	5,403,765.24
Series Allocable Principal Collections	354,847,251.00
Principal Allocation Percentage of Series Allocable Principal Collections	92.73%

3. Non-principal Collections
Interest Collections	23,544,224.45
Reallocated Yield Amount	5,403,765.24
Series Allocable Interest Collections	28,947,989.69
Floating Allocation Percentage of Series Allocable Interest Collections	79.00%

4. Investment Proceeds
Collection Account Investment Earnings	9,941.79
Reserve Account Investment Earnings	196,361.81
Principal Funding Account Investment Earnings	1,117,703.21
Interest Funding Account Investment Earnings	48,321.80
Excess Funding Account Investment Earnings	0.00
Aggregate Investment Proceeds	1,372,328.61

5. Miscellaneous Payments to the issuer
Adjustment Payment	0.00
Transferor Deposit Amount	0.00

Portfolio Performance

1. Portfolio Aging
Current	2,771,938,287.48
1-30 days past due	10,095,794.61
31-60 days past due	13,413,205.91
61-90 days past due	1,271,978.01
91-120 days past due	728,063.37
120+ days past due	6,051,762.13
Total	2,803,499,091.51

2. Sold Out of Trust
0-90 days past due (0 = current)	2,743,152.36
91+ day past due receivable balance	0.00
Total	2,743,152.36

CNH Wholesale Master Note Trust

Wholesale Asset Backed Notes

Monthly Servicing Report

Collection Period	34
Settlement Period Begin Date	7/1/2006
Settlement Period End Date	7/31/2006
Distribution Date	8/15/2006

Early Amortization Events

1. Failure by the Servicer to :
a. Make a payment or deposit required by the TSA (1)	N
b. To deliver a Payment Date Statement on the date required under the TSA (1)	N
c. To comply with its agreement not to create a lien on a receivable.	N
d. To observe other agreements in the TSA(1)	N
2. Material breach of certain representations, warranties or covenants not cured within 60 days.	N
3. Occurrence of an Insolvency Event relating to CNH Global N.V., Case, LLC or New Holland North America, Inc.	N
4. Failure to convey Receivables in Additional Accounts with 5 business days.	N

5. Available Subordinated Amount less than Required Subordination amount provided that reductions in Available Subordinated Amount used to pay interest due to LIBOR being equal to or greater than PRIME for 30 consecutive days.

N
6. Servicer Default.	N
7. Issuer becomes an ‘Investment Company’.	N
8. Events of Default under the indenture
a. Issuer’s failure to pay interest on any note for 35 days.	N
b. Issuer’s failure to pay the stated principal amount by its legal final maturity date.	N
c. Issuer becomes bankrupt.	N

Is the Transferor Amount less than than the Trust Available Subordination Amount?	N
Is the Adjusted Pool Balance less than the Required Pool Balance?	N
Is the balance in the Excess Funding Account greater than 30% of Adjusted Pool Balance in the last 3 consecutive collection periods?	N
Is the 3 month average of the Monthly Payment Rate less than 14%?	N

Early Amortization Event Triggered	N

*                                         Borrowers assign to the originator their right to receive cash discounts due from the manufacturer.  Servicer applies these cash discounts when received in reduction of the principal amount of the related Receivables.  Effective with the May 15, 2006 Servicer Report, amounts so received and applied by the Servicer are being reported as Principal Collections.  For the calendar month of July, 2006, these amounts totaled $19,785,917.89.

Reconciliation

1. Reconciliation Of Collection Account
Transfers Into Collection Account
Principal Collections	360,251,016.24
Interest Collections	23,544,224.45
Principal Recoveries	0.00
Reserve Account Draw	0.00
Reserve Account deposits due to VFN Draws	0.00
Excess Funding Account Draw	0.00
Principal Funding Account Draw	521,612,000.00
Investment Proceeds	1,372,328.61
Available Subordinated Amount Draws	0.00
Adjustment Payment	0.00
Transferor Deposit Amount	0.00
Proceeds from 2006 series	200,000,000.00
Total Transfers into Collection Account	1,106,779,569.30
Transfers From Collection Account
Required Interest Payment Distribution to Noteholder	11,313,788.90
Principal Paid	721,612,000.00
Commitment Fees Paid	89,389.75
Claims for Application Paid	0.00
Reserve Account Deposit Amount	0.00
Excess Funding Account Deposit	0.00
Principal Funding Account Deposit	173,870,666.67
Backup Servicing Fees Paid	35,231.75
Servicing Fees	1,603,225.56
To CNH	198,255,266.68
Total Transfers from Collection Account	1,106,779,569.30
Difference	0.00

2. Reconciliation of Excess Funding Account
Beginning Balance of Excess Funding Account	0.00
Transfers Into Excess Funding Account
Additions in connection with a reduction in Receivables	0.00
Additions in connection with a reduction in Available Subordination Amount	0.00
Excess Funding Account Investment Income	0.00
Total Transfers into Excess Funding Account	0.00
Distributions From Excess Funding Account
Transfer of Investment Income to Collection Account	0.00
Transfers to Principal Funding Account	0.00
Transfers to Residual Holder	0.00
Total Transfers from Excess Funding Account	0.00
Ending Balance	0.00

(1) Transfer and Servicing Agreement

CNH Wholesale Master Note Trust

Wholesale Asset Backed Notes, Series 2003-2

Monthly Servicer Report

Collection Period	34
Settlement Period Begin Date	7/1/2006
Settlement Period End Date	7/31/2006
Distribution Date	8/15/2006

Period	Accumulation Period

	Orig.	Current		Interest
	Balance	Balance	Coupon	Paid	Principal Paid
A	485,787,000.00	0.00	5.66875%	2,218,342.96	485,787,000.00
B	35,825,000.00	0.00	6.36875%	183,795.93	35,825,000.00

Allocation Percentages
Floating Allocation Percentage	7.81%
Principal Allocation Percentage	21.54%

Required Payments
Series 2003-2 Monthly Interest & Interest Shortfall	2,402,138.90
Monthly Servicing Fee	144,892.22
Monthly Backup Servicing Fee	3,483.59
Controlled Accumulation Amount	173,870,666.67
Total Required Payments	176,421,181.38

Series 2003-2 Share of Available Funds
Interest Collections	2,261,930.65
Principal Collections	76,435,416.36
Reserve Account Investment Proceeds	22,578.73
Principal Funding Account Investment Proceeds	1,117,703.21
Interest Funding Account Investment Proceeds	12,453.42
Reserve Account Draw Amount	0.00
Subordinated Draw Amount	0.00
Draws from the Series Share of the Excess Funding Account	0.00
Excess Interest Collections from Other Series	0.00
Excess principal Collections from Other Series	97,435,250.31
Draws from Principal Funding Account	521,612,000.00
Total Available Funds	698,897,332.68

Current Period Payments
Series 2003-2 Monthly Interest and Past Interest Shortfall	2,402,138.90
Servicing Fee	144,892.22
Reimbursement of Chargeoffs & Monthly Dilution	0.00
Controlled Deposit Amount	173,870,666.67
Principal Paid	521,612,000.00
Reserve Account Deposit Amount	0.00
Reinstate reductions in Series 2003-2 Available Subordinated Amount	0.00
Reinstate reductions in Collateral Amount	0.00
Backup Servicing Fees Paid	3,483.59
Excess Interest Collections made available to other series	864,151.30
Excess Principal Collections made available to other series	0.00
Total Payments	698,897,332.68

Current Period Interest Shortfall
Series 2003-2 Monthly Interest Shortfall	0.00
Servicing Fee Shortfall	0.00
Backup Servicing Fee Shortfall	0.00
Controlled Deposit Amount Shortfall	0.00

Collateral Amount
Beginning Collateral Amount	173,870,666.67
Reductions to Collateral Amount	0.00
Reinstatements due to previous reductions	0.00
Ending Collateral Amount	0.00

Chargeoffs & Dilutions
Series share of Charge-off and Monthly Dilution amount	0.00
Reimbursement of Chargeoffs & Monthly Dilution	0.00
Reduction to the Collateral Amount due to Chargeoffs	0.00

Reconciliation of Principal Funding Account
Beginning Balance of Principal Funding Account	347,741,333.33
Transfers Into Principal Funding Account
Transfer from Excess Funding Account (Deposits)	0.00
Transferred from Noteholder Principal Collections	76,435,416.36
Principal Funding Account Investment Income	1,117,703.21
Total transfers into the Principal Funding Account	77,553,119.57

Distributions From Principal Funding Account
Transfer of Investment Income to Collection Account	1,117,703.21
Principal payment to Noteholders	521,612,000.00
Total Transfers from Principal Funding Account	522,729,703.21
Ending Balance (Before Transfer to Collections Account for 2003-2 maturity)	521,612,000.00

Reconciliation of Reserve Fund
Beginning Balance of Reserve Fund	5,216,120.00
Transfers Into Reserve Fund
Transfer from Excess Interest Collections	0.00
Transferred from Noteholder Principal Collections	0.00
Reserve Fund Investment Income	22,578.73
Total Transfers into Reserve Fund	22,578.73

Distributions From Reserve Fund
Transfer of Investment Income to Collection Account	22,578.73
Non-principal payment to Noteholders	0.00
Total Transfers from Reserve Fund	22,578.73
Ending Balance (Before Release to CNH for 2003-2 maturity)	5,216,120.00

Reconciliation Of Collection Account for Series 2003-2
Transfers Into Collection Account
Transfer of Daily Noteholder Collections plus investment proceeds	79,850,082.37
Investor Default Amount (included in transfer of daily noteholder collections)	0.00
Reserve Account Draw	0.00
Excess Funding Account Draw	0.00
Principal Funding account Draw	521,612,000.00
Available Subordinated Amount Draws	0.00
Excess Principal Collections from other Series	97,435,250.31
Excess Interest Collections from other Series	0.00
Total Transfers into Collection Account	698,897,332.68
Transfers From Collection Account
Required Interest Payment Distribution to Noteholder	2,402,138.90
Chargeoff reimbursements	0.00
Reserve Account Deposit Amount	0.00
Principal Funding Account Deposit	173,870,666.67
Principal Paid to Noteholders	521,612,000.00
Servicing Fees	144,892.22
Backup Servicing Fees	3,483.59
Reduction to the Collateral Amount	0.00
Total Excess Collections made available to other Series	864,151.30
Total Transfers from Collection Account	698,897,332.68
Difference	0.00

CNH Wholesale Master Note Trust

Wholesale Asset Backed Notes, Series 2005-1

Monthly Servicer Report

Collection Period	13
Settlement Period Begin Date	7/1/2006
Settlement Period End Date	7/31/2006
Distribution Date	8/15/2006

Period	Revolving Period

	Orig.	Current		Interest
	Balance	Balance	Coupon	Paid	Principal Paid
A	698,489,000.00	698,489,000.00	5.47875%	3,082,737.55	0.00
B	51,511,000.00	51,511,000.00	5.76875%	239,374.12	0.00

Allocation Percentages
Floating Allocation Percentage	30.40%
Principal Allocation Percentage	30.40%

Required Payments
Series 2005-1 Monthly Interest & Interest Shortfall	3,322,111.67
Monthly Backup Servicing Fee	13,555.66
Monthly Servicing Fee	625,000.00
Controlled Accumulation Amount	0.00
Total Required Payments	3,960,667.33

Series 2005-1 Share of Available Funds
Interest Collections	8,801,822.17
Principal Collections	107,856,543.63
Reserve Account Investment Proceeds	65,440.73
Principal Funding Account Investment Proceeds	0.00
Interest Funding Account Investment Proceeds	18,446.68
Reserve Account Draw Amount	0.00
Subordinated Draw Amount	0.00
Draws from the Series Share of the Excess Funding Account	0.00
Excess Interest Collections from Other Series	0.00
Excess principal Collections from Other Series	0.00
Draws from Principal Funding Account	0.00
Total Available Funds	116,742,253.21

Current Period Payments
Series 2005-1 Monthly Interest and Past Interest Shortfall	3,322,111.67
Monthly Backup Servicing Fee	13,555.66
Monthly Servicing Fee	625,000.00
Reimbursement of Chargeoffs & Monthly Dilution	0.00
Controlled Deposit Amount	0.00
Principal Paid	0.00
Reserve Account Deposit Amount	0.00
Reinstate reductions in Series 2005-1 Available Subordinated Amount	0.00
Reinstate reductions in Collateral Amount	0.00
Excess Interest Collections made available to other series	4,925,042.25
Excess Principal Collections made available to other series	107,856,543.63
Total Payments	116,742,253.21

Current Period Interest Shortfall
Series 2005-1 Monthly Interest Shortfall	0.00
Backup Servicing Fee Shortfall	0.00
Servicing Fee Shortfall	0.00
Controlled Deposit Amount Shortfall	0.00

Collateral Amount
Beginning Collateral Amount	750,000,000.00
Reductions to Collateral Amount	0.00
Reinstatements due to previous reductions	0.00
Ending Collateral Amount	750,000,000.00

Chargeoffs & Dilutions
Series share of Charge-off and Monthly Dilution amount	0.00
Reimbursement of Chargeoffs & Monthly Dilution	0.00
Reduction to the Collateral Amount due to Chargeoffs	0.00

Reconciliation of Principal Funding Account
Beginning Balance of Principal Funding Account	0.00
Transfers Into Principal Funding Account
Transfer from Excess Funding Account (Deposits)	0.00
Transferred from Noteholder Principal Collections	0.00
Principal Funding Account Investment Income	0.00
Total transfers into the Principal Funding Account	0.00

Distributions From Principal Funding Account
Transfer of Investment Income to Collection Account	0.00
Principal payment to Noteholders	0.00
Total Transfers from Principal Funding Account	0.00
Ending Balance	0.00

Reconciliation of Reserve Fund
Beginning Balance of Reserve Fund	15,000,000.00
Transfers Into Reserve Fund
Transfer from Excess Interest Collections	0.00
Transferred from Noteholder Principal Collections	0.00
Reserve Fund Investment Income	65,440.73
Total Transfers into Reserve Fund	65,440.73

Distributions From Reserve Fund
Transfer of Investment Income to Collection Account	65,440.73
Non-principal payment to Noteholders	0.00
Total Transfers from Reserve Fund	65,440.73
Ending Balance	15,000,000.00

Reconciliation Of Collection Account for Series 2005-1
Transfers Into Collection Account
Transfer of Daily Noteholder Collections plus investment proceeds	116,742,253.21
Investor Default Amount (included in transfer of daily noteholder collections)	0.00
Reserve Account Draw	0.00
Excess Funding Account Draw	0.00
Principal Funding account Draw	0.00
Available Subordinated Amount Draws	0.00
Excess Principal Collections from other Series	0.00
Excess Interest Collections from other Series	0.00
Total Transfers into Collection Account	116,742,253.21
Transfers From Collection Account
Required Interest Payment Distribution to Noteholder	3,322,111.67
Chargeoff reimbursements	0.00
Reserve Account Deposit Amount	0.00
Principal Funding Account Deposit	0.00
Principal Paid to Noteholders	0.00
Backup Servicing Fees	13,555.66
Servicing Fees	625,000.00
Reduction to the Collateral Amount	0.00
Total Excess Collections made available to other Series	112,781,585.88
Total Transfers from Collection Account	116,742,253.21
Difference	0.00